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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


Date of report (Date of earliest event reported)        March 13, 2003
                                                 ------------------------------

                          INSPIRE PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-31135                04-3209022
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)         Identification No.)


4222 Emperor Boulevard, Suite 470, Durham, North Carolina            27703-8466
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (919) 941-9777
                                                    ---------------------------


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         (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events.

         On March 13, 2003, Inspire Pharmaceuticals, Inc. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Deutsche Bank Securities and U.S. Bancorp Piper Jaffray Inc. with respect to the issuance and sale by the Company of up to 5,750,000 shares (the "Shares") of the Company's common stock, $0.001 par value. The Shares will be issued pursuant to a Registration Statement on Form S-3 (File No. 333-102595) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The Underwriting Agreement is filed as Exhibit 1.1 hereto.


Item 7.  Financial Statements and Exhibits.

         (C) Exhibits.

         Exhibit No.                 Description of Exhibit
         -----------                 ----------------------

         1.1 Underwriting Agreement by and between the Company and Deutsche Bank Securities and U.S. Bancorp Piper Jaffray Inc. dated March 13, 2003


                                    * * * * *

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Inspire Pharmaceuticals, Inc.

                                      By:   /s/ Gregory J. Mossinghoff
                                           ------------------------------------
                                                Gregory J. Mossinghoff
                                                President, Treasurer and
                                                Secretary

Dated:  March 14, 2003